Exhibit 99.1

Chico’s FAS Provides an Update on COVID-19

FORT MYERS, Fla., March 17, 2020 - Chico’s FAS (NYSE:CHS), a leading omnichannel specialty retailer for women that operates Chico’s®, White House Black Market®, Soma® and TellTale™ announced the temporary immediate closure of all retail stores across North America for the next two weeks to protect customers, associates and the communities in which they live and work.

During this temporary store closure, the Company continues to welcome customers to our online stores for each brand at www.chicos.com, www.chicosofftherack.com, www.whitehouseblackmarket.com, www.soma.com and www.mytelltale.com.

“Our customers and associates are at the center of our purpose and every decision we make,” said Bonnie Brooks, CEO and President, Chico’s FAS. “Our commitment to doing the right thing is more important than ever during this uncertain time. During our temporary store closure, our full-time and part-time associates will receive their full pay during this two-week closure period. We also have urged our associates to heed the President’s and CDC’s strong recommendation to limit interaction with others in order to have a positive impact.”

The Company had already taken steps offering remote working arrangements and enhanced safety protocols at their distribution centers and corporate offices.

The Company will continue to monitor the rapidly changing COVID-19 developments and is following the guidelines established by public health officials, including the Centers for Disease Control and Prevention (CDC). As needed, the Company will adjust its plans to continue protecting the health and well-being of our customers, our associates and the communities in which it operates.

The Company is withdrawing its guidance issued in its fourth quarter Earnings Release filed on Form 8-K on February 27, 2020. The Company is not providing updated guidance at this time.
ABOUT CHICO'S FAS, INC.
The Company, through its brands – Chico's, White House Black Market, Soma and TellTale is a leading omnichannel specialty retailer of women's private branded, sophisticated, casual-to-dressy clothing, intimates and complementary accessories.

As of February 1, 2020, the Company operated 1,341 stores in the U.S. and Canada and sold merchandise through 70 international franchise locations in Mexico and 2 domestic franchise airport locations. The Company's merchandise is also available at www.chicos.com, www.chicosofftherack.com, www.whbm.com, www.soma.com and www.mytelltale.com as well as through third party channels. For more detailed information on the Company, please go to our corporate website at www.chicosfas.com. The information on our corporate website is not, and shall not be deemed to be, a part of this press release or incorporated into our federal securities law filings.
SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
This press release contains "forward-looking statements," within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to certain events that could have an effect on our future financial performance.

These statements, including without limitation statements made in Ms. Brooks' quote and in the section entitled "Fiscal 2020 First Quarter and Full-Year Outlook," relate to expectations concerning matters that are not historical fact and may include the words or phrases such as "will," "should," "expects," "believes," "anticipates," "plans," "intends," "estimates," "approximately," "our planning assumptions," "future outlook," and similar expressions. Except for historical information, matters discussed in such statements are forward-looking statements. These forward-looking statements are based largely on information currently available to our management and on our current expectations, assumptions, plans, estimates, judgments and projections about our business and our industry, and are subject to various risks and uncertainties that could cause actual results to differ materially from historical results or those currently anticipated. Although we believe our expectations are based on reasonable estimates and assumptions, we cannot guarantee their accuracy or our future performance, and there are a number of known and unknown risks, uncertainties, contingencies, and other factors (many of which are outside our control) that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Accordingly, there is no assurance that our expectations will, in fact, occur or that our estimates or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, changes in the general economic and business environment; changes in the general or specialty retail or apparel industries, including the extent of the market demand and overall level of spending for women's private branded clothing and related accessories; the availability of quality store sites; the effectiveness of our brand strategies, awareness and marketing programs; the ability to successfully execute and achieve the expected results of our business strategies and particular strategic initiatives (including, but not limited to, the Company's revised organizational structure, retail fleet optimization plan and three operating priorities which are driving stronger sales through improved product and marketing; optimizing the customer journey by simplifying, digitizing and extending the Company's unique and personalized service; and transforming sourcing and supply chain operations to increase product speed to market and improve quality), sales initiatives and multi-channel strategies; customer traffic; our ability to appropriately manage our inventory and allocation processes; our ability to leverage inventory management and targeted promotions; the successful recruitment of leadership and the successful integration of new members of our senior management team; uncertainties regarding future unsolicited offers to buy the Company and our ability to respond effectively to them as well as to actions of activist shareholders and others; changes in the political environment that create consumer uncertainty; the risk that our investments in merchandise or marketing initiatives may not deliver the results we anticipate; significant changes to product import and distribution costs (such as unexpected consolidation in the freight carrier industry, and the ability to remain competitive with customer shipping terms and costs pertaining to product deliveries and returns); the potential impact of the coronavirus (COVID-19) on manufacturing operations in China and our supply chain; new or increased taxes or tariffs (particularly with respect to China) that could impact, among other things, our sourcing from foreign suppliers; significant shifts in consumer behavior; and those other factors described in Item 1A, "Risk Factors" and in the "Forward-Looking Statements" disclosure in Item 7. "Management's Discussion and Analysis of Financial Condition and Results of Operations" of our latest annual report on Form 10-K and in Part II, Item 1A, "Risk Factors" and the "Forward-Looking Statements" disclosure in Part I, Item 2. "Management's Discussion and Analysis of Financial Condition and Results of Operation" of our quarterly reports on Form 10-Q and in other reports we file with or furnish to the Securities and Exchange Commission. There can be no assurance that the actual future results, performance, or achievements expressed or implied by such forward-looking statements will occur. All forward-looking statements that are made or attributable to us are expressly qualified in their entirety by this cautionary notice. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that projected results expressed or implied in such statements will not be realized.

Investor Relations Contact:
Tom Filandro
ICR, Inc.
(646) 277-1235
Media Relations Contact:
Pashen Black
Director of Corporate Public Relations
(239) 218-3388